                                                                    EXHIBIT 21.1
                                                                     PAGE 1 OF 2

                   APACHE CORPORATION (A DELAWARE CORPORATION)
                 LISTING OF SUBSIDIARIES AS OF FEBRUARY 29, 2004

 EXACT NAME OF SUBSIDIARY AND NAME                                                        JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                                               INCORPORATION OR ORGANIZATION
------------------------------------                                               ------------------------------
Apache Corporation (New Jersey)                                                    New Jersey
Apache Ajax Corporation LDC                                                        Cayman Islands
Apache BD Corporation LDC                                                          Cayman Islands
Apache Aviation, Inc.                                                              Delaware
Apache Delaware LLC                                                                Delaware
Apache Finance Louisiana Corporation                                               Delaware
Apache Foundation                                                                  Minnesota
Apache Gathering Company                                                           Delaware
Apache Gungurru Corporation LDC                                                    Cayman Islands
Apache Holdings, Inc.                                                              Delaware
Apache International, Inc.                                                         Delaware
        Apache North America, Inc.                                                 Delaware
                Apache Finance Australia Pty Limited                               Australian Capital Territory
                Apache Finance Pty Limited                                         Australian Capital Territory
                        Apache Australia Management Pty Limited                    Victoria, Australia
                                Apache Australia Holdings Pty Limited              Western Australia
        Apache Qarun Corporation LDC                                               Cayman Islands
Apache Kultar Corporation LDC                                                      Cayman Islands
Apache Louisiana Holdings, LLC                                                     Delaware
Apache Louisiana Minerals, Inc.                                                    Delaware
Apache Overseas, Inc.                                                              Delaware
        Apache Abu Gharadig Corporation LDC                                        Cayman Islands
        Apache Argentina Corporation LDC                                           Cayman Islands
           Apache Petrolera Argentina S.A.                                         Argentina
                (formerly RME Argentina S.A.)
        Apache Asyout Corporation LDC                                              Cayman Islands
        Apache Bohai Corporation LDC                                               Cayman Islands
        Apache China Management LDC                                                Cayman Islands
                Apache China Holdings LDC                                          Cayman Islands
        Apache Darag Corporation LDC                                               Cayman Islands
        Apache East Bahariya Corporation LDC                                       Cayman Islands
        Apache El Diyur Corporation LDC                                            Cayman Islands
        Apache Enterprises LDC                                                     Cayman Islands
        Apache Faiyum Corporation LDC                                              Cayman Islands
        Apache FC Argentina Company LDC                                            Cayman Islands
        Apache Madera Corporation LDC                                              Cayman Islands
        Apache North Sea Holdings LDC                                              Cayman Islands
        Apache North Sea Management LDC                                            Cayman Islands
           Apache International Holdings LLC                                       Delaware
                Apache China Corporation LDC                                       Cayman Islands
                Apache International Finance S.a r.l.                              Luxembourg
                Apache International Holdings II LLC                               Delaware
                Apache North Sea Investment                                        England and Wales
      Apache Matruh Corporation LDC                                                Cayman Islands
      Apache Mediterranean Corporation LDC                                         Cayman Islands
      Apache North Sea Limited                                                     England and Wales
      Apache Poland Holding Company                                                Delaware
                Apache Eastern Europe B.V.                                         Netherlands
                        Apache Poland Sp. z o.o.                                   Poland

                                                                    EXHIBIT 21.1
                                                                     PAGE 2 OF 2

                   APACHE CORPORATION (A DELAWARE CORPORATION)
                 LISTING OF SUBSIDIARIES AS OF FEBRUARY 29, 2004

 EXACT NAME OF SUBSIDIARY AND NAME                                                        JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                                               INCORPORATION OR ORGANIZATION
------------------------------------                                               ------------------------------
        Apache South Umbarka Corporation LDC                                       Cayman Islands
        Apache Umbarka Corporation LDC                                             Cayman Islands
Apache Oil Corporation                                                             Texas
Apache Ravensworth Corporation LDC                                                 Cayman Islands
Burns Manufacturing Company                                                        Minnesota
Apache Energy Limited                                                              Western Australia
        Apache Northwest Pty Ltd.                                                  Western Australia
        Apache Carnarvon Pty Ltd.                                                  Western Australia
        Apache Dampier Pty Ltd.                                                    Western Australia
        Apache East Spar Pty Limited                                               Western Australia
        Apache Harriet Pty Limited                                                 Victoria, Australia
        Apache Kersail Pty Ltd                                                     Victoria, Australia
        Apache Miladin Pty Ltd                                                     Victoria, Australia
        Apache Nasmah Pty Ltd                                                      Victoria, Australia
        Apache Oil Australia Pty Limited                                           New South Wales, Australia
                Apache Airlie Pty Limited                                          New South Wales, Australia
        Apache Varanus Pty Limited                                                 Queensland, Australia
        Apache Pipeline Pty Ltd                                                    Western Australia
Apache West Australia Holdings Limited                                             Island of Guernsey
        Apache UK Limited                                                          England and Wales
                Apache Lowendal Pty Limited                                        Victoria, Australia
Apache Transfer Company                                                            Delaware
Clear Creek Hunting Preserve, Inc.                                                 Wyoming
DEK Energy Company                                                                 Delaware
        DEK Energy Texas, Inc.                                                     Delaware
        DEK Exploration Inc.                                                       Delaware
                Apache Finance Canada Corporation                                  Nova Scotia, Canada
                        Apache Canada Management Ltd                               Alberta, Canada
                                Apache Canada Holdings Ltd                         Alberta, Canada
                        Apache Canada Management II Ltd                            Alberta, Canada
                Apache Finance Canada II Corporation                               Nova Scotia, Canada
        DEK Petroleum Corporation                                                  Illinois
                Apache Canada Ltd.                                                 Alberta, Canada
                        Apache Canada Properties Ltd.                              Alberta, Canada
                        Apache FC Capital Canada Inc.                              Alberta, Canada
                        Apache FC Canada Enterprises Inc.                          Alberta, Canada
        DEPCO, Inc.                                                                Texas
        Heinold Holdings, Inc.                                                     Delaware
GOM Shelf, LLC                                                                     Delaware
Phoenix Exploration Resources, Ltd.                                                Delaware
        TEI Arctic Petroleum (1984) Ltd.                                           Alberta, Canada
        Texas International Company                                                Delaware
Apache Khalda Corporation LDC                                                      Cayman Islands
Apache Qarun Exploration Company LDC                                               Cayman Islands
Nagasco, Inc.                                                                      Delaware
        Apache Marketing, Inc.                                                     Delaware
        Apache Transmission Corporation - Texas                                    Texas
        Apache Crude Oil Marketing, Inc.                                           Delaware
        Nagasco Marketing, Inc.                                                    Delaware
Nile Weavers, Inc                                                                  Delaware